                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              PEC ISRAEL ECONOMIC CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
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
                        PEC ISRAEL ECONOMIC CORPORATION
                               -----------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 4, 1998
                               -----------------

To the Shareholders of PEC ISRAEL ECONOMIC CORPORATION:

    The Annual Meeting of Shareholders of PEC Israel Economic Corporation will be held at 511 Fifth Avenue, 17th Floor, New York, New York on June 4, 1998 at 2:00 P.M., for the following purposes:

        1. To elect 11 directors for the ensuing year;

        2. To transact such other business as may properly come before the meeting.

    The close of business on April 20, 1998 has been fixed as the record date for the meeting. All holders of common stock at such date will be entitled to vote at the meeting.

                                            By Order of the Board of Directors,

                                                        JAMES I. EDELSON,
                                                  EXECUTIVE VICE PRESIDENT AND
                                                            SECRETARY

New York, New York
April 30, 1998

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. PLEASE SIGN, DATE AND MAIL YOUR PROXY PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

                        PEC ISRAEL ECONOMIC CORPORATION
                     511 FIFTH AVENUE, NEW YORK, N.Y. 10017
                                PROXY STATEMENT
                               -----------------

    The accompanying form of proxy is solicited on behalf of the Board of Directors of PEC Israel Economic Corporation ("PEC" or the "Company") for use at the annual meeting to be held June 4, 1998. Proxies in the accompanying form which are properly executed and duly returned to PEC and not revoked will be voted as directed. Proxies may be revoked at any time before they are voted by delivery of a written notice of revocation or a subsequent proxy, or by announcing such revocation at the meeting. Under Maine law and the Company's Articles of Incorporation and By-Laws, if a quorum is present, directors are elected by a plurality of the votes cast by the holders of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. A majority of the outstanding shares entitled to vote, present in person or represented by proxy, constitutes a quorum. Shares represented by proxies or ballots withholding votes from one or more directors will not be counted in the election of that director but will be counted for purposes of determining a quorum.

    The only securities which are entitled to vote at the meeting are the shares of common stock of PEC, each share of which has one vote. Only shareholders of record at the close of business on April 20, 1998 are entitled to vote at the meeting. As of April 20, 1998, there were outstanding and entitled to vote 18,362,188 shares of PEC common stock. This proxy statement is being distributed to the shareholders commencing on or about April 30, 1998.

    As of April 20, 1998, IDB Development Corporation Ltd. ("IDB Development") owned 14,937,792 shares of PEC common stock, representing approximately 81.35% of the outstanding shares. Approximately 71% of the voting securities of IDB Development are owned by IDB Holding Corporation Ltd. ("IDB Holding"). For information concerning these shareholdings and persons who, by reason of their relationships to IDB Holding, may also be deemed to be beneficial owners of these shares, see "Information as to Share Ownership."

                             ELECTION OF DIRECTORS

    At the meeting, management will present a proposal to elect as directors the 11 nominees named below for the term of one year, and until their respective successors have been elected and qualified. All of the nominees other than Mr. Michael A. Recanati are currently serving as Directors of PEC for terms expiring in June 1998. It is intended (unless such authority is withheld) that votes will be cast pursuant to proxies hereby solicited for the nominees named below. If for any presently unknown reason any of the nominees are unable to serve as a director, another person or persons who may be nominated will be voted for at the discretion of the proxy holders.

    The following chart sets forth certain information with respect to each of the nominees, including beneficial ownership of PEC common stock as of April 20, 1998.

NOMINEES FOR ELECTION

                                                                                               NUMBER AND PERCENTAGE OF
                   NAME, PRINCIPAL OCCUPATIONS                               YEAR FIRST       SHARES OF PEC COMMON STOCK
                       DURING LAST 5 YEARS;                                   BECAME A         BENEFICIALLY OWNED AS OF
                       OTHER DIRECTORSHIPS*                          AGE      DIRECTOR             APRIL 20, 1998**
------------------------------------------------------------------  ------   -----------  -----------------------------------
OUDI RECANATI, Vice Chairman, PEC Israel Economic Corporation;         48          1996              -0-
  Joint Managing Director of IDB Holding since November 1996;
  Chairman, Y.L.R. Capital Markets Ltd., Investment Banking;
  Chairman, Discount Investment Corporation Ltd.; Director, IDB
  Development and Overseas Shipholding Group, Inc.(1)
FRANK J. KLEIN, President, PEC Israel Economic Corporation since       55          1994            1,200
  January 1, 1995; Director, Elron Electronic Industries Ltd.,
  Level 8 Systems, Inc., Scitex Corporation Ltd. and Super-Sol
  Ltd. For more than 20 years prior to 1995, an officer of Israel
  Discount Bank of New York (Executive Vice President from
  December 1985 to December 1994)
ROBERT H. ARNOW, Chairman of the Board, Weiler Arnow Mgt. Co.,         73          1988            3,900
  Inc., Real Estate
ALAN R. BATKIN, Vice Chairman, Kissinger Associates, Inc.,             53          1997            1,000
  Geopolitical Consultants; Director, Hasbro, Inc.
JOSEPH CIECHANOVER, President, Atidim-Etgar Nihul Kranot B.M.,         64          1980            2,000
  General Partner, Investments; Chairman, El Al Israel Airlines
  Ltd.; Director, IDB Holding and IDB Development; From 1980
  through 1994, President, PEC Israel Economic Corporation
ELIAHU COHEN, Chairman of the Executive Committee of IDB Holding       65          1995              -0-  (2)
  since November 1996; Joint Managing Director of IDB Development;
  Director, Discount Investment Corporation Ltd. and Super-Sol
  Ltd. For more than 10 years prior to November 1996, Joint
  Managing Director of IDB Holding
ALAN S. JAFFE, Partner, Proskauer Rose LLP, Attorneys, counsel to      58          1995              400  (3)
  PEC Israel Economic Corporation
HERMANN MERKIN, Member, New York Stock Exchange, Inc. and American     90          1966            5,000
  Stock Exchange, Inc.; Director, IDB Holding and Discount
  Investment Corporation Ltd.

                                                                                               NUMBER AND PERCENTAGE OF
                   NAME, PRINCIPAL OCCUPATIONS                               YEAR FIRST       SHARES OF PEC COMMON STOCK
                       DURING LAST 5 YEARS;                                   BECAME A         BENEFICIALLY OWNED AS OF
                       OTHER DIRECTORSHIPS*                          AGE      DIRECTOR             APRIL 20, 1998**
------------------------------------------------------------------  ------   -----------  -----------------------------------
HARVEY M. MEYERHOFF, Chairman, Magna Holdings, Inc., Investments       71          1985           10,400
MICHAEL A. RECANATI, President, 511 Equities Corp., Investments,       40            --              -0-
  since December 1997. From October 1995 until March 1997,
  Chairman and Chief Executive Officer of IFusion Com Corp.,
  developmental stage Internet technology corporation. For more than five years prior to September 1995, Executive Vice
  President and Treasurer of Overseas Shipholding Group, Inc.,
  Shipping (1)(4)
ALAN S. ROSENBERG, Private Investor; From 1967 through 1994,           68          1992            5,000  (5)
  Partner, Proskauer Rose LLP, Attorneys, counsel to PEC Israel
  Economic Corporation

------------------------

(1) Messrs. Oudi Recanati and Michael A. Recanati are brothers and the sons of Mr. Raphael Recanati, the Chairman of the Board of PEC. See "Information as to Share Ownership."

(2) Mr. Cohen owns 56,430 Ordinary "A" Shares of NIS 1.00 each of IDB
    Development.

(3) Mr. Jaffe shares the power to vote and dispose of these shares with his wife.

(4) On March 28, 1997, IFusion Com Corp. filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code.

(5) Includes 1,000 shares of PEC common stock owned by Mr. Rosenberg's wife. Mr. Rosenberg disclaims beneficial ownership of these shares.

* IDB Development and IDB Holding are parent companies of PEC. Discount Investment Corporation Ltd., Elron Electronic Industries Ltd., Level 8 Systems, Inc., Scitex Corporation Ltd. and Super-Sol Ltd. are or may be deemed to be affiliates of PEC.

** None of the nominees beneficially owns as much as 1% of the common stock of PEC. Except as indicated for Messrs. Jaffe and Rosenberg, the amounts shown represent shares of PEC common stock as to which the person has sole voting and dispositive power. Four nominees for election to the Board of Directors are presently members of the Board of Directors of IDB Holding. None of these four nominees are considered by PEC to share voting and dispositive power with respect to the shares of PEC beneficially owned by IDB Holding.

    As of April 20, 1998, there were 37,666,364 Ordinary Shares of NIS 5.00 each of IDB Holding issued and outstanding. One NIS (New Israel Shekel) was equivalent to approximately $.27 on April 20, 1998. As of April 20, 1998, Mr. Ciechanover beneficially owned 500 Ordinary Shares of IDB Holding, Mr. Cohen beneficially owned 1,700 Ordinary Shares of IDB Holding and Mr. Merkin beneficially owned 4,173 Ordinary Shares of IDB Holding.

    Following a lengthy trial in Israel of 22 defendants, including IDB Holding, the four largest Israeli banks, and members of their senior managements, IDB Holding, all the banks, including Israel Discount Bank Limited ("IDBL") of which IDB Holding was the parent, and all the management-defendants were convicted by a district court of contravening certain provisions of that country's laws in connection with activities that arose out of a program related to the regulation of bank shares prior to 1984. Messrs. Eliahu Cohen and Oudi Recanati, who were among the management-defendants, and IDB Holding categorically denied any wrongdoing and appealed to the Supreme Court of Israel, which found that the share regulation had been authorized and encouraged by high officials of the Israeli Government, overturned the principal count of the indictments of the management-defendants, and acquitted IDB Holding of all charges. The Court left standing the lower court's finding that Mr. Eliahu Cohen, who was a principal executive officer of IDBL, and Mr. Oudi Recanati, who was a member of that bank's senior management, caused improper advice to be given in connection with the sale of securities and that Mr. Eliahu Cohen caused false entries in corporate documents, in contravention of Israeli laws. None of the activities in question, which occurred more than 14 years ago, relate to or involve PEC or its business in any way.

    Messrs. Oudi Recanati and Cohen are the present members of the Nominating Committee which recommends persons to the Board of Directors for nomination as members of the Board of Directors and election as officers of PEC. The Nominating Committee had one meeting during 1997, at which time its members were Messrs. Raphael Recanati, Cohen and Rosenberg. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted in writing to the Secretary of PEC prior to December 31 in each year. PEC has a Compensation Committee of the Board whose principal functions are to determine the salaries, bonuses and other compensation, if any, to be paid to the officers of PEC. The present members of the Compensation Committee, which held one meeting in 1997, are Messrs. Raphael Recanati, Cohen and Meyerhoff. PEC also has an Audit Committee of the Board. The principal functions of the Audit Committee are to recommend the independent auditors for the Company, review the planned scope and results of audits and other services performed by the auditors, review the auditors' recommendations with regard to internal controls of the Company and review and make recommendations to the Board of Directors with respect to financial and accounting matters generally. The present members of the Audit Committee are Messrs. Jaffe and Rosenberg. The Audit Committee held two meetings in 1997. PEC also has a Pension Committee of the Board. The principal functions of the Pension Committee are to administer the Employees' Retirement Plan of PEC and the investment of its assets. The present members of the Pension Committee are Messrs. Klein and Rosenberg. During 1997, the Pension Committee held one meeting. Two meetings of the Board of Directors and six meetings of the Executive Committee of the Board of Directors were held in 1997. The present members of the Executive Committee are Messrs. Raphael Recanati, Oudi Recanati and Klein. All members of the Board of Directors, except Messrs. Ciechanover, Cohen and Raphael Recanati attended during 1997 at least 75% of the meetings of the Board of Directors and the Committees on which they serve.

DIRECTOR COMPENSATION

    Directors of the Company who are not officers or employees of the Company or its parent companies, IDB Holding or IDB Development, receive a director's fee of $10,000 per year, payable semi-annually.

                             EXECUTIVE COMPENSATION

    The following table sets forth the compensation paid to, or earned by, the executive officers of the Company during each of the Company's last three fiscal years:

SUMMARY COMPENSATION TABLE

                                                                               ANNUAL COMPENSATION
                                                                             ------------------------     ALL OTHER
     NAME AND PRINCIPAL POSITION                                    YEAR     SALARY ($)    BONUS ($)   COMPENSATION ($)
----------------------------------------------------------------  ---------  -----------  -----------  ----------------
Frank J. Klein..................................................       1997     420,000       53,000         220,812(1)
  President                                                            1996     420,000       53,000         220,025(1)
                                                                       1995     400,000       53,000         159,354(1)
James I. Edelson................................................       1997     220,000       15,000           9,818(2)
  Executive Vice President, Secretary and                              1996     205,000       15,000           8,835(3)
    General Counsel                                                    1995     195,000       10,000           6,240(4)
William Gold....................................................       1997     170,000       --               9,206(2)
  Treasurer                                                            1996     165,000        5,000           8,691(3)
                                                                       1995     160,000       10,000           6,240(4)

--------------

(1) Consists of $209,353, $209,353 and $150,361 that the Company expensed in 1997, 1996 and 1995, respectively, pursuant to the supplemental retirement arrangement described below, $4,334, $3,922 and $4,373 of insurance premiums paid by the Company in 1997, 1996 and 1995, respectively, for term life insurance and $7,125, $6,750 and $4,620 of matching contributions by the Company in 1997, 1996 and 1995, respectively, under its Savings and Investment Plan.

(2) Consists of $7,125 of matching contributions by the Company under its Savings and Investment Plan and $2,693 and $2,081 of insurance premiums paid by the Company for term life insurance for Messrs. Edelson and Gold, respectively.

(3) Consists of $6,750 of matching contributions by the Company under its Savings and Investment Plan and $2,085 and $1,941 of insurance premiums paid by the Company for term life insurance for Messrs. Edelson and Gold, respectively.

(4) Consists of $4,620 of matching contributions by the Company under its Savings and Investment Plan and $1,620 of insurance premiums paid by the Company for term life insurance.

    Messrs. Klein, Edelson and Gold are participants in the Employees' Retirement Plan of PEC. Under the Employees' Retirement Plan, an employee is entitled to annual benefits equal to 2% of (a) his average salary for the five highest consecutive years of credited service preceding retirement or (b) $160,000 for 1997, whichever is lower, multiplied by the number of years of credited service and without reduction for Social Security benefits received. Mr. Klein has 30 years of credited service, all but three years of which is service with a former affiliated employer (for which he received benefits under that employer's plan which offset and reduce the payments due under the PEC
Plan). Messrs. Edelson and Gold currently have 6 years and 30 years, respectively, of credited service.

    The following table sets forth the estimated annual pension payable under the Employees' Retirement Plan upon retirement at age 65, to employees at various salary levels and in representative years-of-service classifications:

 AVERAGE               ESTIMATED ANNUAL PENSION
   PAST      BASED ON YEARS OF CREDITED SERVICE AT AGE 65
  ANNUAL    ----------------------------------------------
  SALARY     10 YEARS    20 YEARS    30 YEARS    40 YEARS
----------  ----------  ----------  ----------  ----------
$  125,000  $   25,000  $   50,000  $   75,000  $  100,000
   150,000      30,000      60,000      90,000     120,000
   175,000      35,000      70,000     105,000     140,000
   200,000      40,000      80,000     120,000     160,000
   225,000      45,000      90,000     135,000     180,000
   250,000      50,000     100,000     150,000     200,000
   300,000      60,000     120,000     180,000     240,000
   350,000      70,000     140,000     210,000     280,000
   400,000      80,000     160,000     240,000     320,000
   450,000      90,000     180,000     270,000     360,000
   500,000     100,000     200,000     300,000     400,000

The annual pension payable to any employee under the Employees' Retirement Plan may not exceed the limitations imposed for qualified plans under Federal law (currently $130,000). However, under a supplemental arrangement made with Mr. Klein, he will be entitled to receive a lump sum equivalent of additional annual benefits equal to 1 1/2% of his average salary and bonus for the five highest consecutive years of credited service preceding retirement (without any limitation as to amount) multiplied by the number of years of credited service reduced by his annual pension under the Employees' Retirement Plan (and further reduced by retirement benefits from his former employer). For purposes of these calculations, Mr. Klein's prior service with his former employer is included in credited service.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    GENERAL

    The Compensation Committee of the Board of Directors (the "Committee") is responsible for establishing the levels of compensation for the executive officers of the Company. Its present members are Raphael Recanati, Chairman, and Eliahu Cohen and Harvey M. Meyerhoff, none of whom is a current or former employee of the Company. Each year the Committee evaluates PEC's compensation paid to its executive officers.

    COMPENSATION PHILOSOPHY

    The executive compensation philosophy of the Company is to provide competitive levels of compensation that reward corporate and individual performance and assist the Company in attracting, retaining and motivating highly qualified executives. There is no specific formula pursuant to which any executive officer's compensation is established or adjusted. In setting executive officer salaries and bonuses, the Committee considered the recommendations of Mr. Klein, the Committee's own subjective evaluations of the performance of those officers, the respective officers' length of service to the Company, and the many duties performed by the Company's executive officers because of the Company's small staff. The Committee also considered the Company's performance, emphasizing performance over a period of several years rather than a single year because PEC's business philosophy is to acquire interests in companies that have attractive long-term growth potential even though such investments may not offer current cash returns. The Committee did not give particular weight to or quantify any one or more particular performance factors.

    COMPONENTS OF COMPENSATION

    Compensation paid to the named executive officers, as reflected in the foregoing Summary Compensation Table, consists primarily of base salary and bonus. The amount of the employee's salary and bonus is a function of the employee's officer position as well as individual performance and length of service to the Company. In evaluating the Company's executive compensation levels, the Committee reviewed information drawn from a variety of sources, including published survey data, information gleaned from the media, and the Company's own experience in recruiting and retaining executives.

    BENEFIT PLANS

    At various times in the past, the Company has adopted certain broad-based employee benefit plans in which executive officers are permitted to participate on the same terms as non-executive employees who meet applicable eligibility criteria. Such plans include savings and investment (Section 401(k)), retirement and life and health insurance plans.

    COMPENSATION OF THE PRESIDENT

    Mr. Klein's 1997 compensation is based on the same factors as are described above for all executive officers pursuant to the Company's executive compensation philosophy. Mr. Klein's compensation in 1997 reflects his personal involvement in most of the companies in which PEC has equity holdings, the Committee's subjective evaluation of Mr. Klein's contribution to the business and management of the Company, and his experience as the Executive Vice President of the Company from 1977 through 1991 and as an executive officer for more than 20 years of the 14th largest commercial bank in New York State in terms of deposits.

    Section 162(m) of the Internal Revenue Code makes certain non-performance-based compensation to executives of public companies in excess of $1,000,000 non-deductible to the Company. At this time, it is not anticipated that any executive officer of the Company will receive any such compensation in excess of the limit in 1998. Therefore, to date, the Board of Directors has not taken any action with respect to this limit. The Board of Directors will continue to monitor this situation and will take appropriate action if it is warranted in the future.

    The report of the Committee shall not be deemed to be "soliciting material" or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "1933 Act"), or under the Securities Exchange Act of 1934, as amended (the "1934 Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                            Compensation Committee:
                           Raphael Recanati, CHAIRMAN
                                  Eliahu Cohen
                              Harvey M. Meyerhoff

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Raphael Recanati presently is Chairman of the Company and Chairman of the Compensation Committee. Mr. Recanati is not an employee of the Company and does not receive any compensation from the Company. Mr. Recanati is Chairman and Managing Director of IDB Holding and IDB Development.

    IDB Development and a subsidiary of PEC are parties to an agreement under which IDB Development provides advisory and other services, including accounting services and obtaining and compiling financial information and reports, for an annual fee of $130,000. PEC has an agreement with a subsidiary of IDB Development, under which each party provides administrative services to the other party and offers the other party equal participation in business opportunities for a fee of 2 1/2% of the equity and long-term debt, invested by the paying party in business opportunities initiated or initially presented by the other party. In 1997, PEC paid the subsidiary of IDB Development approximately $501,000 under this agreement. PEC has made investments in and loans to affiliates of IDB Holding.

PERFORMANCE GRAPH

    The following graph compares for the five fiscal years beginning January 1, 1993 the yearly change in the year end stock price of PEC with the cumulative total return (change in year end stock price plus reinvested dividends) of the Standard & Poor's 500 Stock Index and an index composed of American Israeli Paper Mills Limited (an Israeli industrial company), Ampal American Israel Corporation (an American holding company that acquires interests in companies located in Israel or related to Israel), Elron Electronic Industries Ltd. (an Israeli holding company which is an affiliate of PEC that acquires interests in high technology companies located in Israel or related to Israel), Etz Lavud Ltd. (an Israeli industrial company) and Israel Land Development Company Ltd. (an Israeli company that engages in the development and rental of real estate, hotel management, insurance and publishing and other commercial media business) (the "Peer Group Index"), all of which are publicly traded in the United States.

                          FIVE YEAR CUMULATIVE RETURN*
                 PEC, S&P 500 STOCK INDEX AND PEER GROUP INDEX
                         ($100 INVESTED ON 12/31/1992)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           PEC Israel
            Economic                Peer Group
           Corporation   S&P 500       Index
           -----------  ----------  -----------
12/31/92    $ 100.000   $  100.000   $ 100.000
12/31/93      112.108      110.062     147.459
12/31/94      102.242      111.517      90.388
12/31/95       86.547      153.388      80.904
12/31/96       60.090      188.592      82.157
12/31/97       77.579      251.490     102.127

------------------------

* Assumes that the value of the investment in the Company's common stock and each index was $100 on December 31, 1992 and that all dividends were reinvested. The Peer Group Index has been weighted based on market capitalization. In accordance with rules of the Securities and Exchange Commission ("SEC"), the Company's performance graph does not constitute "soliciting material" and is not incorporated by reference in any filings with the SEC made pursuant to the 1933 Act or the 1934 Act.

                       INFORMATION AS TO SHARE OWNERSHIP

    The following table shows, as of April 20, 1998, the number of shares of PEC common stock owned by directors who are not nominees for reelection, the executive officers named in the Summary Compensation Table (other than Frank J. Klein whose holdings of PEC common stock are listed under "Election of Directors") and by all directors and executive officers as a group.

                                                       NUMBER AND PERCENTAGE
                                                      OF SHARES OF PEC COMMON
                                                        STOCK BENEFICIALLY
           NAME OF BENEFICIAL OWNER(1)              OWNED AS OF APRIL 20, 1998
-------------------------------------------------  -----------------------------

Raphael Recanati.................................      14,937,792--81.35%(2)

James I. Edelson.................................            2,000(3)

William Gold.....................................            1,000(3)

Directors and Executive Officers as a Group            14,969,692--81.52%(4)

------------------------

(1) Mr. Raphael Recanati is Chairman of the Board of the Company and Messrs. Edelson and Gold are executive officers of the Company.

(2) Represents shares of PEC common stock as to which Mr. Raphael Recanati may be deemed to share voting and dispositive power. As of April 20, 1998, Mr. Raphael Recanati may be deemed to have shared the power to vote and direct the disposition of (and therefore to have beneficially owned) 19,817,850.4 Ordinary Shares of IDB Holding (52.6% of the outstanding Ordinary Shares).

(3) None of the executive officers beneficially owns as much as 1% of the outstanding common stock of PEC. The amount shown for Mr. Gold includes 500 shares of PEC common stock owned by Mr. Gold's wife. Mr. Gold disclaims beneficial ownership of these shares. Except as indicated for Mr. Gold, the amounts shown represent shares of PEC common stock as to which the person has sole voting and dispositive power.

(4) Persons who are directors or executive officers have sole power to vote and direct the disposition of 30,000 shares (less than 1% of the outstanding shares of the Company) and share with other persons the power to vote and direct the disposition of 14,939,692 shares (81.4% of the outstanding shares).

    Set forth below are the names and addresses of those entities or persons that are known by the Company to own beneficially more than 5% of the shares of PEC common stock, as reported to the Company.

    As of April 20, 1998, IDB Development Corporation Ltd., "The Tower", 3 Daniel Frisch Street, Tel Aviv, Israel, directly owned 14,937,792 shares of PEC common stock, constituting 81.35% of the outstanding PEC common stock. IDB Holding, which owns approximately 71% of the voting securities of IDB Development and has the same address as IDB Development, may, by reason of such holdings, be deemed the beneficial owner of the PEC common stock held by IDB Development. Accordingly, IDB Holding may be deemed a beneficial owner of an aggregate of 14,937,792 shares, or 81.35% of the outstanding PEC common stock. By reason of their positions with and control of voting shares of IDB Holding, Raphael Recanati, of New York, New York, and Eliane Recanati, of Haifa, Israel, who are brother-in-law and sister-in-law, and Leon Recanati, of Tel Aviv, Israel, and Judith Yovel Recanati, of Herzliya, Israel, who are brother and sister, may each be deemed to share the power to direct the voting and disposition of the outstanding shares of PEC common stock owned by IDB Development and may each, under existing regulations of the Securities and Exchange Commission, therefore be deemed a beneficial owner of these shares. Leon Recanati and Judith Yovel Recanati are the nephew and niece of Raphael Recanati and Eliane Recanati. Companies the Recanatis control hold approximately 52.6% of the outstanding Ordinary Shares of IDB Holding.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The Company's directors and officers and all beneficial owners of more than 10 percent of the Company's common stock are required to file reports with the SEC relating to changes in their ownership of the Company's common stock. Mr. Jaffe inadvertently filed late one report on Form 4 covering a purchase in 1997 of 400 shares of PEC common stock.

OTHER MATTERS

    Representatives of Price Waterhouse LLP and Haft & Gluckman LLP, who were the Company's auditors for 1997 and have been recommended by the Audit Committee to the Board of Directors to be the Company's auditors for 1998, are expected to be present at the meeting with the opportunity to make a statement if they so desire and to respond to appropriate questions. Arthur Andersen LLP and Haft & Gluckman LLP were the Company's auditors for 1996 and 1995. On April 16, 1997, the Executive Committee of the Board of Directors, upon the recommendation of the Audit Committee of the Board of Directors, decided not to reengage Arthur Andersen LLP. The report of the Company's auditors on the Company's financial statements for 1996 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During 1996 and from January 1, 1997 through April 16, 1997, the Company and Arthur Andersen LLP did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

    The Board of Directors of PEC does not know of any other matters to be brought before the meeting except those set forth in the notice thereof. If other business is properly presented for consideration at the meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment. The cost of preparing this Proxy Statement and all other costs in connection with this solicitation of proxies for the Annual Meeting of Shareholders are being borne by PEC.

1999 SHAREHOLDERS MEETING

    The Board of Directors of PEC will consider proposals intended for inclusion in the proxy materials relating to the next annual meeting of shareholders. These proposals must be submitted to and received at PEC's office no later than December 31, 1998 and must otherwise comply with applicable laws and regulations.

                                          By Order of the Board of Directors,

                                                        JAMES I. EDELSON,
                                                  EXECUTIVE VICE PRESIDENT AND
                                                            SECRETARY

New York, New York
April 30, 1998

PROXY                                                                   PROXY

                         PEC Israel Economic Corporation

           This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Oudi Recanati, Frank J. Klein and
James I. Edelson, and each of them, as Proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of PEC Israel Economic Corporation held of record by the undersigned on April 20, 1998 at the annual meeting of shareholders to be held on June 4, 1998 or any adjournment thereof.

           (continued and to be signed and dated on the reverse side)

                             FOLD AND DETACH HERE

                                                            Please mark
                                                            your votes as   /X/
                                                            indicated in
                                                            this example

1. ELECTION OF DIRECTORS       O. Recanati, F. Klein, R. Arnow, A. Batkin,
                               J. Ciechanover, E. Cohen, A. Jaffe, H. Merkin,
                               H. Meyerhoff, M. Recanati, A. Rosenberg


  FOR ALL                WITHHOLD          (INSTRUCTION: To withhold authority
  NOMINEES             AUTHORITY to        to vote for any individual nominee
LISTED(except         vote for all         write that nominee's name on the
as marked to         nominees listed       line provided below.)
the contrary)

    / /                    / /             -----------------------------------

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the election of the nominees named in Proposal 1. If more than one of said proxies or their substitutes shall be present and vote at said meeting, or any adjournment thereof, a majority of them so present and voting (or if only one be present and vote, then that one) shall have and may exercise all the powers hereby granted.

                                       Please sign below exactly as your name
                                       appears. When shares are held by joint
                                       tenants, both should sign. When
                                       signing as attorney, executor,
                                       administrator, trustee or guardian,
                                       please give full title as such. If a
                                       corporation, please sign in full
                                       corporate name by president or other
                                       authorized officer. If a partnership,
                                       please sign in partnership name by
                                       authorized person.

                                       DATED                            , 1998
                                            ----------------------------

                                       -----------------------------------------
                                       Signature

                                       -----------------------------------------
                                       Signature if held jointly

                                       Please mark, sign, date and return the
                                       Proxy Card promptly using the enclosed
                                       envelope which requires no postage
                                       when mailed in the U.S.A.

                             FOLD AND DETACH HERE

Dear Shareholder:

     Enclosed you will find proxy material relating to the Annual Meeting of Shareholders of PEC Israel Economic Corporation ("PEC") to be held on Thursday, June 4, 1998. The purposes of the meeting are to elect 11 directors for the ensuing year and to transact such other business as may properly come before the meeting. The Board of Directors of PEC recommends that you vote in favor of the 11 nominees listed in the enclosed proxy statement.

     Whether or not you plan to attend the Annual Meeting, we ask that you complete and promptly return the attached proxy card in the accompanying envelope, which requires no postage if you mail it in the United States.

                                         Sincerely,

                                       James I. Edelson
                                   Executive Vice President
                                        and Secretary